CAPITAL STOCK - Disclosure of detailed information about options, valuation assumptions (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2019 CAD ($) Year	Dec. 31, 2018 CAD ($) Year
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Risk free interest rate	1.34%	2.09%
Expected life (years) | Year	5	5
Expected volatility	67.60%	69.93%
Dividend yield | $	$ 0	$ 0